Business Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Business Acquisitions	Business Acquisition
Acquisitions in 2021
On March 1, 2021, the Company acquired all the shares and business of Greg Tucker and Associates Pty Ltd. (GTA) for cash consideration and notes payable. GTA is an Australian-based transportation planning and engineering firm with offices in Melbourne, Sydney, Brisbane, Adelaide, and Perth. This addition further strengthens the Company's Infrastructure operations in the Global group of CGUs.

On May 1, 2021, the Company acquired all the shares and business of Clever West Investments Pty Ltd. (Engenium) for cash consideration and notes payable. Engenium is based in Australia and specializes in the delivery of sustainable mining, resources, and industrial infrastructure projects, and has a strong focus on renewable energy and sustainable solutions. This addition further strengthens the Company's commitment to sustainability in its Global group of CGUs and Energy & Resources operations.

On September 30, 2021, the Company acquired certain assets and liabilities of Paleo Solutions, Inc. (Paleo). Paleo is a full-service natural resources and cultural resources management consulting firm. Paleo provides paleontological and archaeological services for the rail, transportation, water, and power sectors. Paleo is headquartered in Los Angeles, California with offices in Redlands, California and Denver, Colorado. This addition further strengthens the Company's commitment to sustainability in the Environmental Services operations in the United States CGU.

On November 1, 2021, the Company acquired all the shares of Driven by Values B.V. (Driven by Values) for cash consideration and notes payable. Driven by Values is an environmental services firm specialized in energy transition. Drive by Values is in the Netherlands with offices in Eindhoven and Sittard. This addition further strengthens the Company's Global Environmental Services operations in the Global group of CGUs.

On December 8, 2021, the Company acquired all of the shares of the North America and Asia Pacific engineering and consulting groups of Cardno Limited (Cardno). Cardno is a multidisciplinary firm specializing in designing, developing, and delivering sustainable projects. The operations include 85 offices primarily in the United States, Australia and New Zealand. This addition further strengthens the Company's Environmental Services and Infrastructure operations in the United States CGU, and the Environmental Services, Infrastructure, and Water operations in the Global group of CGUs.

On December 31, 2021, the Company acquired certain assets and liabilities of Cox|McLain Environmental Consulting, Inc (CMEC). CMEC is a full-service environmental consulting firm that provides comprehensive environmental and cultural resource compliance services. CMEC is headquartered in Austin, Texas with additional offices in Houston and Irving, Texas; Oklahoma City and Tulsa, Oklahoma; Washington DC; and Baton Rouge, Louisiana. This addition further strengthens the Company's Environmental Services operations in the United States CGU.

Acquisitions in 2022
On April 1, 2022, the Company purchased the assets of Barton Willmore LLP and all the shares of Barton Willmore Holdings Limited (collectively Barton Willmore) for cash consideration and notes payable. Barton Willmore is a 300- person firm based in the United Kingdom. The firm provides planning and design services for both public and private clients across all development sectors, with specific expertise in the residential space. This addition further strengthened the Company’s Infrastructure operations in the Global group of CGUs.

On October 28, 2022, the Company acquired all of the shares of L2, Inc., and Partridge Architects, Inc. and all of the membership interests of L2Partridge, LLC (collectively L2P) for cash consideration and notes payable. L2P is a 40-person firm headquartered in Philadelphia, Pennsylvania serving the science and technology, commercial workplace, higher education, residential, and hospitality markets. This acquisition further strengthened the Company's Buildings operations in the United States CGU.
Details of the aggregate consideration transferred and the fair value of the identifiable assets and liabilities acquired at the date of acquisition, including measurement period adjustments for prior acquisitions, are as follows:

		For the year ended December 31,
		2022	2021
	Notes	$	$

Cash consideration		52.5	734.7
Notes payable	16	40.6	41.6
Consideration		93.1	776.3

Cash consideration		52.5	734.7
Cash acquired		2.1	32.2
Net cash paid		50.4	702.5

Assets and liabilities acquired
Cash		2.1	32.2
Non-cash working capital
Trade receivables		21.1	98.9
Unbilled receivables		4.5	43.5
Trade and other payables		(9.9)	(75.5)
Deferred revenue		(3.1)	(43.0)
Other non-cash working capital		(4.9)	12.0
Property and equipment	10	(0.5)	11.6
Lease assets	11	8.5	79.9
Intangible assets	13	15.3	205.7
Deferred tax assets (liabilities), net	26	18.7	(19.9)
Lease liabilities		(1.6)	(91.4)
Provisions	17	(21.3)	(9.7)
Other		(0.5)	(0.8)
Total identifiable net assets at fair value		28.4	243.5
Goodwill arising on acquisitions	12	64.7	532.8

Deferred consideration is included as notes payable and has been assessed as part of the business combination and recognized at fair value at the acquisition date.

Trade receivables and unbilled receivables are recognized at fair value at the time of acquisition, and their fair value approximated their net carrying value.

Goodwill consists of the value of expected synergies arising from an acquisition, the expertise and reputation of the assembled workforce acquired, and the geographic location of the acquiree. During the year, $10.8 of goodwill and intangible assets were deductible for income tax purposes.

At December 31, 2022, provision for claims outstanding relating to all prior acquisitions were $23.7, based on their expected probable outcome (note 17).

Gross revenue earned from Barton Willmore and L2P since the acquisition date was $42.6.
Fair value of net assets for current and prior year acquisitions
The preliminary fair values of the net assets recognized in the Company’s consolidated financial statements were based on management’s best estimates of the acquired identifiable assets and liabilities at the acquisition dates. Management finalized the fair value assessments of assets and liabilities purchased from Engenium, Driven by Values, Paleo, Cox McLean, and Cardno Limited. For Barton Willmore and L2P, management is reviewing vendor's closing financial statements, purchase adjustments, and other outstanding information. Once the outstanding information is received, reviews are completed, and approvals are obtained, the valuation of acquired assets and liabilities will be finalized.
Measurement period adjustments increased goodwill by $2.4 including an increase of $21.9 in deferred tax assets, $20.8 in provisions, and $3.6 in other net assets and a decrease of $2.3 in property and equipment.